UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 4, 2024
TRUPANION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36537	83-0480694
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6100 4th Avenue S, Suite 200
Seattle, Washington 98108
(Address of principal executive offices, including zip code)

(855) 727 - 9079
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.00001 par value per share	TRUP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Chief Operating Officer

On September 4, 2024 (the “Effective Date”), John Gallagher was appointed Chief Operating Officer (“COO”) of Trupanion, Inc. (the “Company”).

In this new capacity, Mr. Gallagher will assume the responsibility of leading the Company’s North American growth teams, as well as maintain oversight of operational support teams in the Contact Center and Claims. Mr. Gallagher has been with the Company since 2016, most recently as Executive Vice President of Global Support Services, and previously in various roles including General Manager, Vice President of Contact Center and Director of Phone Sales and Retention. Mr. Gallagher’s full biography and historical compensation information are included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2024, which disclosures are incorporated herein by this reference.

In connection with his appointment as COO, Mr. Gallagher’s base salary will increase from $300,000 to $375,000; his bonus target will increase from 50% to 75% of base salary, and he will receive restricted stock units (“RSUs”) with an approximate value of $575,000, determined pursuant to a weighted average price per share calculated at the time of grant (expected to be in early November 2024). The RSUs will vest over four years, with 25% of the RSUs vesting on the one year anniversary of the grant date and the remaining RSUs vesting quarterly thereafter, subject to Mr. Gallagher’s continued service to the Company.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description
	104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUPANION, INC.

By:	/s/ Fawwad Qureshi
Name: Fawwad Qureshi
Title: Chief Financial Officer
Date: September 4, 2024